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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 30, 2002


                           SYSTEMONE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)


                         000-21325                   65-0226813
          (Commission File Number) (I.R.S. Employer Identification No.)


                  8305 N.W. 27TH STREET
                  SUITE 107
                  MIAMI, FLORIDA                                      33122
          (Address of principal executive offices)                 (Zip Code)


                                 (305) 593-8015
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)




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                             Exhibit Index at Page 3

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ITEM 5.           OTHER EVENTS.

         On September 30, 2002, SystemOne Technologies Inc. (the "Registrant") entered into a Fourth Amendment to Loan Agreement (the "Amendment") by and among the Registrant, Hanseatic Americas LDC, Environmental Opportunities Fund II, L.P. and Environmental Opportunities Fund II (Institutional), L.P. (collectively, the "Lenders"), extending the maturity date of the Loans provided thereby until November 30, 2002.








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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

                  The following Exhibit is provided in accordance with the provisions of Item 601 of Regulation S-B and is filed herewith.

                                  EXHIBIT INDEX

10.1 Fourth Amendment to Loan Agreement dated September 30, 2002, by and among SystemOne Technologies Inc., Hanseatic Americas LDC, Environmental Opportunities Fund II, L.P. and Environmental Opportunities Fund II (Institutional), L.P.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SYSTEMONE TECHNOLOGIES INC.


Date:  September 30, 2002                   By:      /S/ PAUL I. MANSUR
                                               ---------------------------------
                                                     Paul I. Mansur
                                                     Chief Executive Officer

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